EXHIBIT 10.1

Execution Version

First Amendment to
Second Amended and Restated Credit Agreement
This First Amendment to Second Amended and Restated Credit Agreement (this “First Amendment”), dated as of April 26, 2019 (the “First Amendment Effective Date”), is among Centennial Resource Production, LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S:
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of May 4, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this First Amendment to (i) evidence the increase of the Borrowing Base from $1,000,000,000 to $1,200,000,000, as set forth in Section 3 hereof, (ii) reflect that there are no changes to the Aggregate Elected Commitment Amounts from $800,000,000 and (iii) amend the Credit Agreement as set forth herein, in each case upon the terms and conditions set forth herein and in each case to be effective as of the First Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.
Section 2.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.
2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Applicable Period” has the meaning assigned to such term in the definition of “Applicable Margin” contained herein.
“First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement dated as of April 26, 2019, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“First Amendment Effective Date” means April 26, 2019.
“Leverage Event Period” means any period (a) commencing with the date of delivery of financial statements and a compliance certificate pursuant to Section 8.01(a), (b) or (c), as applicable, demonstrating that the Parent’s ratio of (i) Total Funded Debt as of the last day of the most recently ended Rolling Period to (ii) EBITDAX for such Rolling Period is greater than 3.00 to 1.00 and (b) ending with the first date of delivery of financial statements and a compliance certificate with respect to a subsequent fiscal period pursuant to Section 8.01(a), (b) or (c), as applicable, demonstrating that the Parent’s ratio of (i) Total Funded Debt as of the last day of the most recently ended Rolling Period to (ii) EBITDAX for such Rolling Period is less than or equal to 3.00 to 1.00. Notwithstanding anything to the contrary contained herein, the period from the First Amendment Effective Date through the date on which financial statements and a compliance certificate are delivered pursuant to Section 8.01(b) and (c) with respect to the Rolling Period ending March 31, 2019 is not a Leverage Event Period.
2.2 Amended and Restated Definitions. The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:
“Applicable Margin” means for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be,
(a) at any time other than during a Leverage Event Period, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	< 25%	> 25% < 50%	> 50% < 75%	> 75% < 90%	> 90%
Eurodollar Loans	1.250%	1.500%	1.750%	2.000%	2.250%
ABR Loans	0.250%	0.500%	0.750%	1.000%	1.250%
Commitment Fee Rate	0.375%	0. 375%	0.500%	0.500%	0.500%
and (b) at any time during a Leverage Event Period, the rate per annum set forth in the Leverage Event Period Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Leverage Event Period Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	< 25%	> 25% < 50%	> 50% < 75%	> 75% < 90%	> 90%
Eurodollar Loans	1.500%	1.750%	2.000%	2.250%	2.500%
ABR Loans	0.500%	0.750%	1.000%	1.250%	1.500%
Commitment Fee Rate	0.375%	0. 375%	0.500%	0.500%	0.500%
At all times, each change in the Applicable Margin resulting from a change in the Borrowing Base Utilization Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.
Each change in the Applicable Margin resulting from the commencement or termination of a Leverage Event Period shall become effective on and after the date on which financial statements and a compliance certificate, as applicable, are delivered to the Administrative Agent pursuant to Section 8.01(a), (b), or (c) and shall remain in effect until the next change to be effected pursuant to this paragraph; provided, however, that if at any time the Borrower fails to deliver any financial statements or a compliance certificate required by Section 8.01(a),

(b), or (c), as applicable, then, for the period commencing on the date of such Default and ending on the date on which such Default is cured, the “Applicable Margin” means the applicable rate per annum set forth on the Leverage Event Period Borrowing Base Utilization Grid set forth in clause (b) of this definition based on the then current Borrowing Base Utilization Percentage. In the event that any financial statement or compliance certificate delivered pursuant to Section 8.01(a), (b), or (c) is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, and only in such case, then the Borrower shall immediately (a) deliver to the Administrative Agent a corrected compliance certificate for such Applicable Period, (b) determine the Applicable Margin for such Applicable Period based upon the corrected compliance certificate, and (c) immediately pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 4.01. The preceding sentence is in addition to rights of the Administrative Agent and Lenders with respect to Section 3.02(c) and Section 10.02 and other of their respective rights under this Agreement.
“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Fee Letter and the Security Instruments.
2.3 Amendments to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended by adding new Sections 1.06 and 1.07 immediately after Section 1.05 therein to read in full as follows:
Section 1.06    Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “LIBO Rate”.
Section 1.07    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
2.4 Amendment to Section 9.11 of the Credit Agreement. Section 9.11 of the Credit Agreement is hereby amended by inserting the words “divide or” immediately before each reference to the word “merge” therein.
2.5 Amendments to Section 12.02 of the Credit Agreement.
(a)The parenthetical in clause (iv) of Section 12.02(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
        (excluding mandatory prepayments pursuant to Section 3.04(c) to the extent that the event triggering such mandatory prepayment has not yet occurred)
(b)Section 12.02(b) of the Credit Agreement is hereby amended by deleting the reference to “Section 3.04(c),” in clause (vi) therein.
Section 3. Borrowing Base and Aggregate Elected Commitment Amounts. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Lenders hereby agree that for the period from and including the First Amendment Effective Date, but until the next Scheduled Redetermination Effective Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under Section 2.07(e) of the Credit Agreement, Section 8.13(c) or Section 9.12 of the Credit Agreement, whichever occurs first, the amount of the Borrowing Base shall be increased from $1,000,000,000 to $1,200,000,000, which redetermination of the Borrowing Base shall constitute the April 1, 2019 Scheduled Redetermination of the Borrowing Base for purposes of Section 2.07(b) of the Credit Agreement. This Section 3 constitutes the New Borrowing Base Notice for the April 1, 2019 Scheduled Redetermination of the Borrowing Base for purposes of Section 2.07(d) of the Credit Agreement. The Borrower and Lenders hereby agree that the Aggregate Elected Commitment Amounts shall remain at $800,000,000 until adjusted pursuant to the terms of the Credit Agreement.
Section 4. Conditions Precedent. The effectiveness of this First Amendment is subject to the following:
4.1 Counterparts. The Administrative Agent shall have received counterparts of this First Amendment from the Credit Parties and each of the Lenders.
4.2 Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date.
4.3 Other. The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
Section 5. Miscellaneous.
5.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
5.2 Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this First Amendment except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this First Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this First Amendment, no Borrowing Base Deficiency, Default or Event of Default exists.
5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.
5.4 No Oral Agreement. This written First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.
5.5 Governing Law. This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.
5.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:	CENTENNIAL RESOURCE PRODUCTION, LLC, a Delaware limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

GUARANTORS:	ATLANTIC EXPLORATION, LLC a Delaware limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

CENTENNIAL RESOURCE MANAGEMENT, LLC, a Delaware limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Director

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

COMERICA BANK, as a Lender

By:	/s/ Mark Fuqua
Name:	Mark Fuqua
Title:	Executive Vice President

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Megan Larson
Name:	Megan Larson
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Benjamin Leonard
Name:	Benjamin Leonard
Title:	Vice President

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

FIFTH THIRD BANK, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Wes Fontana
Name:	Wes Fontana
Title:	Managing Director

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Salazar
Name:	Sandra Salazar
Title:	Managing Director

Signature Page to First Amendment to
Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC